UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2021

CORMEDIX INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34673	20-5894890
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Connell Drive, Suite 4200 Berkeley Heights, NJ	07922
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 517-9500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2, below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	CRMD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 9, 2021, the Company held its Annual Meeting. Holders of shares of the Company’s common stock, Series E Preferred Stock and Series G Preferred Stock were entitled to vote at the Annual Meeting. The Company’s stockholders voted on the following four proposals at the Annual Meeting, casting their votes as described below.

Proposal 1. – Election of Directors. The following individuals, each of whom was named as a nominee in the Proxy Statement, were elected by the Company’s stockholders by a plurality of votes cast to serve on the Company’s board of directors until the Company’s 2022 annual meeting of stockholders. Information on the vote relating to each director standing for election is set forth below:

Nominee	FOR	WITHHELD	BROKER NON-VOTES
Janet Dillione	12,633,392	941,304	13,796,257
Alan W. Dunton	12,543,119	1,031,577	13,796,257
Myron Kaplan	11,279,978	2,294,718	13,796,257
Steven Lefkowitz	12,540,799	1,033,897	13,796,257
Paulo F. Costa	12,490,248	1,084,448	13,796,257
Greg Duncan	12,535,579	1,039,117	13,796,257

Proposal 2. – Advisory Vote on Executive Compensation. Proposal 2 was to approve, on an advisory basis, the compensation paid to the Company’s Named Executive Officers, as disclosed in the proxy statement for the Annual Meeting. The proposal was approved. The results of the vote taken were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
12,021,602	1,383,432	169,662	13,796,257

Proposal 3. – Advisory Vote Regarding the Frequency of Future Advisory Votes on Executive Compensation. Proposal 3 was for the Company’s stockholders to indicate their preferred voting frequency with regards to a nonbinding stockholder vote to approve executive compensation. Stockholders approved, on an advisory basis, one year as the frequency with which stockholders are provided an advisory vote on executive compensation. The results of the vote taken were as follows:

EVERY YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTES
11,358,401	156,379	1,856,010	203,906	13,796,257

Proposal 4. – Ratification of Appointment of Auditors. Proposal 4 was to ratify the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The proposal was approved. The results of the vote taken were as follows:

FOR	AGAINST	ABSTAIN
26,038,231	845,115	487,607

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORMEDIX INC.

Date: December 13, 2021	By:	/s/ Matthew T. David
	Name:	Matthew T. David
	Title:	Interim Chief Executive Officer and Chief Financial Officer

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